EXHIBIT 99.1

2005 Shareholder Meeting "Dawning of a New Day" FINANCIAL OVERVIEW Presented by Richard Boughrum Chief Financial Officer

Results for the FY ended July 31, 2004 $ millions 2004 Revenue $210.6 Net Income ($21.7) Notable Expenses: Summit ($10.3 non-cash) Reorganization ($3.3) Severance ($1.9) Litigation ($1.6) ($17.1) PG&E Bankruptcy Recovery $2.2 Management's Operating View ($6.8) 2003 $165.5 $5.4 ($1.5 non-cash) - - ($4.4) ($5.9) - $11.3

Quarterly Margin Analysis 2004 2004 2004 2004 2004 2005 1Q 2Q 3Q 4Q Year 1Q Gross Margin $4.3 $3.3 $5.7 $6.1 $19.4 $6.1 SG&A Expenses $6.6 $7.9 $9.2 $9.6 $33.3 $6.0 Operating Income ($2.3) ($4.6) ($3.5) ($3.5) ($13.9) $0.1 Non-Operating Expenses $1.2 ($3.1) ($2.1) ($3.8) ($7.8) ($1.2) Net Income ($1.1) ($7.7) ($5.6) ($7.3) ($21.7) ($1.1)

Balance Sheet Strength October 31, 2004 $ millions 2004 Cash $54 Restricted Cash $4 Deposits $5 Total Cash $63 Long Term Debt -0- Shareholders Equity $74 2003 $41 $21 $4 $66 -0- $93 - Book Value per Share $2.42 $3.36 - Cash Value per Share $2.06 $2.39

Summit Energy Ventures Investments 2001-2004 Encorp (Envenergy) $2,030 Turbocor $4,311 Power Efficiency $3,509 $9,850 Expenses Management Fees $3,600 Legal, Audit, Accounting, etc. $350 $3,950 Return of Cash $1,200 Total Cash Expended $15,000

Summit Energy Ventures What we own today: Encorp (Envenergy) (2.3%) Private company Envenergy merged with Encorp in April, 2004 Eight venture capital funds are also invested in Encorp Turbocor (9.3%) Joint venture with Danfoss announced in July, 2004 Danfoss is a Danish supplier of air conditioning and refrigeration compressors and controls with global operations Power Efficiency (39.9%) Public company, ticker: PEFF.OB Arranged $1.2 million financing in October, 2004

Saline and O'Gundiji Settlement December 27, 2004 Financial Elements Recognize Mr. Saline's 704,000 shares Pay Mr. Saline $1,200,000 Repurchase Mr. O'Gundiji's stock for $222,400 160,000 shares at $1.39 market Benefits Cost / benefit analysis of continuing litigation Removes the overhang of litigation risk on the company's stock value Mutually dropping all claims, disputes, counter-claims and appeals End of a four year series of proceedings Costly and time consuming Management will not be distracted from building a profitable company

SEC and AMEX Events Timeline October 29, 2004 Related Party Transaction Review by Audit Committee Notification of Late Filing - SEC Form 12B-25 November 5, 2004 AMEX Compliance Letter Failure to Satisfy Continued Listing Rule 3 independent audit committee members required November 11, 2004 CEO Administrative Leave Mr. Carter will continue to serve on the Board of Directors Peter Weigand will act as "principal executive officer" November 15, 2004 Findings of the Audit Committee Review Announced 10-K Filed within Extension Period

SEC and AMEX Events Timeline November 16, 2004 Added New Directors Craig and Bayless Bayless joins Audit Committee AMEX Compliance Restored December 3, 2004 Proxy statement names new nominee, Mark Pocino December 15, 2004 Q1 10-Q filed SEC Filings Back on Schedule

Stock Price Source: Yahoo

Challenges & Initiatives Shareholder liquidity/share value Sarbanes-Oxley compliance Legal costs Commodity markets Product mix/risk Infrastructure Organizational streamlining

Stock Volume Record 365,000 Shares Jan. 7, 05 Source: Yahoo

2005 Shareholder Meeting "Dawning of a New Day" OPERATIONS & STRATEGY REPORT Presented by Peter Weigand President

Topics Covered 2004 Highlights Challenges and Initiatives Future Vision and Strategy

2004 Highlights AMEX listing New management team Skipping Stone acquisition New retail licenses in MD, NY, OH, TX, VA End of Saline/O'Gundiji litigation

Shareholder Liquidity/Share Value Challenge: Lack of liquidity/perceived value Management Solutions/Initiatives: AMEX listing (completed) Attract new investors (in progress) Clean up historic issues (in progress) Resolve major litigation (completed) Return to profitability (in progress) Implement growth initiatives (in progress)

Legal Costs Challenge: Legal costs impact on profitability Management Solutions/Initiatives: Resolve major litigation (completed) Adopt tighter control policies (completed) New General Counsel (in progress) Reduce the number of outside firms (in progress)

Sarbanes-Oxley Compliance Challenge: Compliance required by July, 2005 Management Solutions/Initiatives: Comprehensive project kicked-off in April 04 A majority of the work is being done in-house using our subsidiary, Skipping Stone New and upgraded systems investment is required Ancillary benefits are being achieved Management controls Operational efficiencies Financial reporting

Challenge: Wholesale costs have risen dramatically Management Solutions/Initiatives: Adopt tighter risk management policies (completed) Diversify supplier portfolio (in progress) Upgrade forecasting capabilities (completed) Institute daily control and monitoring (completed) Customer portfolio segmentation analysis (completed) Raise prices to unprofitable customer segments (phase 1 completed, phase 2 in progress) Change our product offering (completed) Diversify into more utility markets (in progress) Commodity Markets

Utility Rate Increases Have Not Kept Up With Wholesale Price Increases This chart is illustrative not actual. 2 years

Product Mix/Risk Challenge: Traditional percentage savings product is unprofitable in high priced commodity markets Management Solutions/Initiatives: Offer new and different products (completed) Fixed Price, Shop and Lock, Base Load Convert existing customers to new products (phase 1 completed, phase 2 in progress) Overhaul internal procedures (completed) Risk and supply policies Reengineer operations Systems upgrades Retrain sales and customer service personnel

Infrastructure Challenge: The infrastructure must support both profitability and enable growth Management Solutions/Initiatives: Build the foundation that will do both Settlement Daily Positions Daily P&L Target Market Data Customer Information New Market Matrix Commerce University Price Matrix Systems Integration Regulatory Risk Tools Forecast System Credit Controls Collections Reconciliations Web Automation Sales Forecasting Contract Controls Sales Kits Internal Audit Market Segmentation

Organizational Streamlining Challenge: The organization must be cost effective and efficient Management Solutions/Initiatives: Reorganize along traditional energy structures (completed) Add energy industry experienced staff (ongoing) Invest in training existing employees (ongoing) Commerce University Eliminate technology silos (completed)

The New Organization Structure SHORT SALES CYCLE MEDIUM SALES CYCLE LONG SALES CYCLE CONTACT CENTER C&I SALES FORCE CORPORATE DEVELOPMENT 1 to 50 kW Customers Simple Products Phone Sales Low Volume Higher Margin Over 50 kW Customers Product Menu Relationship Sales High Volume Lower Margin Large Deals Negotiated Contracts C-Level Relationships Investment Required ROI Hurdles SUPPORT STRUCTURE BACK OFFICE - Customer Service, Enrollment, Billing, Collections, Settlement, Data Processing SHARED SERVICES - Finance, Accounting, Legal, Marketing, HR, Facilities Management TECHNOLOGY SYSTEMS - Software, Databases, Hardware Control & Monitor Credit Reporting Supply Scheduling Forecasting - Pricing - Rates/Regulatory - Product Development Current Markets New Markets CUSTOMER FOCUSED RISK MANAGEMENT LOAD MANAGEMENT RETAIL MARKETS

Doing More With Less Jan Feb Mar April May June July Aug Sept Oct Nov Dec EMPLOYEES in 2004 178 178 183 187 178 177 156 163 163 163 157 159

Future Vision & Strategy Mitigate market concentration risk Diversify along the energy value chain Expand our product and service mix Targeted market position

Mitigate Market Concentration Active Pending Delayed Inactive Commerce Energy is active in California, Michigan, New Jersey and Pennsylvania Commerce Energy is licensed in Maryland, New York, Ohio, Texas and Virginia Retail Gas and Electric Deregulation Status STATUS

Mitigate Market Concentration Active Licensed Commerce Energy Status

Diversify Along The Energy Value Chain Intra and Interstate Pipelines Gas Storage Meter Behind Meter Efficiency Products & Services Wholesale Market Retail Market Gas Reserves Gathering & Processing Gas & Electric Utilities/ Muni's Generators Residential Commercial Industrial Government Institutional

Building Around the Core


DEMAND MANAGEMENT
COMMODITY SUPPLY
FINANCIAL SERVICES
OUTSOURCED SERVICES
ESCO Services
Efficiency Products and Services
Control and Monitoring Services
Gas & Electricity Assets
Wholesale Gas & Electricity
Retail Gas & Electricity
Core Customers
▪ Small Business
▪ C&I
▪ Municipalities
▪ Utility
▪ Mass Market
Risk Management Products
Commodity Finance
Project Finance
Data Management
Consulting Services
Software and Technology

©Commerce Energy Group 2005 Annual Shareholder S1-

Targeted Market Position


MARKET SHARE
Calpine
Green Mountain
Texas Commercial Energy
Econnergy
Commerce Energy Group
(Current)
GEXA
Advantage Energy
Cirro Energy
BP
Coral Energy
Tractebel Energy Services
Strategic Energy
Amerada Hess
CMS MST
ACN
Constellation
Reliant Energy
Commerce Energy Group
(Future)
Centrica
Select Energy
Sempra Energy Solutions
SINGLE PRODUCT
DUAL PRODUCTS
PRODUCT SUITE
PRODUCT DIVERSITY

©Commerce Energy Group 2005 Annual Shareholder Meeting – January 12, 2005 -32-

Commerce ENERGY GROUP